UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 7, 2024

INTELGENX TECHNOLOGIES CORP.
(Exact name of registrant as specified in its charter)

Delaware	000-31187	87-0638336
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

6420 Abrams
 St- Laurent, Quebec, Canada H4S 1Y2
 (Address of principal executive offices) (ZIP Code)

Registrant’s telephone number, including area code: (514) 331-7440

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Securities registered pursuant to Section 12(g) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Common Stock, $0.00001 par value	IGXT	OTCQB
	IGX	TSX

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b -2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

IntelGenx Technologies Corp. (the "Company" or "IntelGenx") held its Annual Meeting of Shareholders on May 7, 2024 (the "Annual Meeting"), in a virtual-only format, for those who were shareholders of the Company at the close of business on March 11, 2024 (the "Record Date"), pursuant to notice and proxy materials duly communicated to them.  As of the Record Date, there were 174,658,096 shares outstanding of the Company's common stock at $0.00001 par value (the "IntelGenx Common Stock").  At the 2024 Annual Meeting, shareholders as of the Record Date holding 109,675,659 shares (62.79%) of the IntelGenx Common Stock were present at the virtual meeting or per proxy.  Each such shareholder was entitled to one vote for each share of the IntelGenx Common Stock held on the Record Day.

At the 2024 Annual Meeting, the following matters were submitted to votes of the Company's Shareholders:

(i) the election of eight directors,

(ii) the ratification of Richter LLP as the Company's independent auditors for the fiscal year ending December 31, 2024,

(iii) the advisory vote on executive compensation,

(iv) Passing of resolution to approve all unallocated PRSUs

(i) The following votes were received at the 2024 Annual Meeting from the shareholders for the election of eight directors to serve until the 2025 Annual Meeting of Shareholders or until their respective successors are elected or appointed:

Name of Nominee	For	Against	Abstain	Broker Non-Votes
Horst G. Zerbe, Ph.D.	75,711,268	1,982,893	388,5160	31,592,982
Bernd J. Melchers	75,750,832	1,437,429	894.416	31,592,982
Clemens Mayr	76,121,283	1,469,578	491,816	31,592,982
Mark Nawacki	76,244,152	1,359,609	478,916	31,592,982
Monika Trzcinska, Ph.D.	76,447,263	1,157,118	478,296	31,592,982
Sahil Kirpekar, Ph.D.	76,298,523	1,255,347	528.807	31,592,982
Ryan Barrett	76,142,953	1,378,427	561,307	31,592,982
Dwight Gorham	72,922,577	1,611,018	549,082	31,592,982

(ii) The following votes were received at the 2024 Annual Meeting from the shareholders to ratify the appointment of Richter LLP as the Company's registered independent auditors for the fiscal year ending December 31, 2024, and such appointment was approved:

For	Against	Abstain	Broker Non-Votes
106,971,831	1,758,679	945,149	0

(iii) The following votes were received at the 2024 Annual Meeting from the shareholders to approve (on an advisory basis) the compensation of the named executive officers, as disclosed in the Proxy Statement ("say on pay"), and such compensation was approved:

For	Against	Abstain	Broker Non-Votes
72,581,462	3,849,760	1,651,455	31,592,982

(iv) The following votes were received at the 2024 Annual Meeting from the shareholders to pass a resolution to approve all unallocated restricted share units and performance share units under the Company's Performance and Restricted Share Unit Plan.

For	Against	Abstain	Broker Non-Votes
73,347,440	3,546,786	1.188,451	31,592,982

No other matters were submitted to or voted on by the shareholders.

Further information concerning the matters voted upon at the 2024 Annual Meeting, as well as the required approval threshold and the effect of broker non-votes, withheld votes and absentations on each vote, is contained in the Company's proxy statement, dated March 21, 2024, with respect to the 2024 Annual Meeting (the "Proxy Statement").

INTELGENX TECHNOLOGIES CORP.

Date: May 8, 2024

By:	/s/ Ingrid Zerbe
Ingrid Zerbe
Corporate Secretary